EXHIBIT 10.3
GUARANTEE ASSUMPTION AGREEMENT
GUARANTEE ASSUMPTION AGREEMENT dated as of March 10, 2025, by ADstruc, LLC, a Delaware limited liability company, Blis USA, Inc., a Delaware corporation, Breeze Acquisition Sub LLC, a Delaware limited liability company, Vistar Media Global Partners, LLC, a New York limited liability company, and Vistar Media Inc., a Delaware corporation (collectively, the “Additional Guarantors” and each an “Additional Guarantor”), in favor of Spectrum License Holder LLC (“License Holder I”), Sprint Spectrum License Holder II LLC (“License Holder II”), Sprint Spectrum License Holder III LLC (“License Holder III” and, together with License Holder I and License Holder II, “Lessors” and each, a “Lessor”) under that certain Intra-Company Spectrum Lease Agreement dated October 27, 2016 by and among Lessor, the Guarantors party thereto, Sprint Spectrum Intermediate HoldCo LLC and Sprint Communications, Inc. (as amended from time to time, the “Lease Agreement”).
Pursuant to Section 14 of the Lease Agreement, each Additional Guarantor hereby agrees to become a “Guarantor” for all purposes of the Lease Agreement. Without limiting the foregoing, each Additional Guarantor hereby:
(a) jointly and severally with the other Guarantors, guarantees to Lessors and their respective successors and assigns the prompt payment in full when due of any and all Guaranteed Obligations (as defined in the Lease Agreement) in the same manner and to the same extent as is provided in the Lease Agreement as if such Additional Guarantor were an original party thereto; and
(b) makes the representations and warranties as of the date hereof, and agrees to perform the covenants set forth in, Section 10 of the Lease Agreement with respect to itself and its obligations under this Guarantee Assumption Agreement.
This Guarantee Assumption Agreement shall be governed by, enforced and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles.
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IN WITNESS WHEREOF, the undersigned has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

ADSTRUC, LLC
BLIS USA, INC.
VISTAR MEDIA GLOBAL PARTNERS, LLC
VISTAR MEDIA INC.

By:    /s/ Johannes Thorsteinsson
    Name:    Johannes Thorsteinsson
    Title:    Senior Vice President, Treasury & Treasurer

[Guarantee Assumption Agreement]

BREEZE ACQUISITION SUB LLC

By:    /s/ Johannes Thorsteinsson
    Name:    Johannes Thorsteinsson
    Title:    Senior Vice President, Treasury & Treasurer

[Guarantee Assumption Agreement]

Accepted and agreed:

SPRINT SPECTRUM LICENSE HOLDER LLC
SPRINT SPECTRUM LICENSE HOLDER II LLC
SPRINT SPECTRUM LICENSE HOLDER III LLC

By:    /s/ Broady Hodder
    Name:    Broady Hodder
    Title:    Senior Vice President, Governance, Strategy and Integrity
        & Secretary

[Guarantee Assumption Agreement]